AMENDMENT NUMBER FIVE, dated as of December 31, 1997 ("Amendment") to the Amended and Restated Revolving Credit Agreement dated as of December 31, 1994, as amended by Amend-ment Number One, dated as of May 31, 1995, Amendment Number Two, dated as of January 23, 1996, Amendment Number Three, dated as of April 26, 1996, Amendment Number Four dated as of March 14, 1997 and as amended hereby (the "Credit Agreement"), among CINCINNATI MILACRON INC., a Delaware corporation (the "Borrower" and the "Company"), CINCINNATI MILACRON KUNSTSTOFFMASCHINEN EUROPA GMBH, a German corporation (the "German Borrower" and, collectively, with the Company, the "Borrowers"), the lenders listed on Schedule 2.1 thereto (each a "Lender" and collectively, the "Lenders") and BANKERS TRUST COMPANY, a New York banking corporation ("BTCo"), as a Lender and as agent for the Lenders (in such capacity, including its successors and permitted assigns, the "Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, the Borrowers have requested that the Agent and the Lenders amend certain provisions of the Credit Agree-ment;

WHEREAS, the Agent and the Lenders have considered and agreed to the Borrowers' requests, upon the terms and con-ditions set forth in this Amendment;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE - AMENDMENTS.

The Credit Agreement is amended as hereinafter pro-vided in this Section ONE, effective as of December 31, 1997
(the "Amendment Effective Date").

1.1.  Amendments to Section 1 (Definitions) of the
Credit Agreement

Section 1.1 shall be amended by adding the following new definitions in appropriate alphabetical order:

"'Amendment No. 5' shall mean Amendment Number Five dated as of December 31, 1997 to this Agreement."

1.2.  Amendments to Section 2 (Amount and Terms of
Loans)

(a)  Section 2.1(a) shall be amended by deleting
"$200,000,000" immediately following the words "the Total Re-volving Loan Commitment is" and substituting "$250,000,000" therefor.

(b) Section 2.16 shall be amended by deleting the text thereof in its entirety and replacing it with the follow-ing:

"All interest, fees and other amounts accruing under this Agreement on or prior to, or determined in re-spect of any day accruing on or prior to, the Amend-ment Effective Date shall be computed and determined as provided in this Agreement before giving effect to Amendment No. 5."

1.3. Amendment to Section 5 (Affirmative Covenants) to the Credit Agreement

Section 5.11 shall be amended by deleting the text thereof in its entirety and replacing it with the following:

"5.11  Consolidated Total Indebtedness to Consoli-
dated EBITDA.  The Company shall maintain, at all
times during the respective periods indicated below,
a ratio of Consolidated Total Indebtedness
to Consolidated EBITDA not to exceed the respective
ratio indicated during such period:
Period                             Ratio
12/28/97 to 12/31/98           3.75 to 1.00
01/01/99 to 12/31/99           3.25 to 1.00
01/01/2000 to 12/31/2000       2.50 to 1.00
01/01/2001 and thereafter      2.25 to 1.00"

1.4. Amendments to Section 6 (Negative Covenants) of the Credit Agreement

Section 6.13 shall be amended by deleting the text thereof in its entirety and replacing it with the following:

     "6.13 Acquisitions. During any fiscal year, neither the Company nor any of its Subsidiaries shall acquire from any Person or group of related Persons in a single transaction or a series of related trans-actions for a consideration (whether cash, securi-ties, property, evidence of indebtedness or other-
wise) having a fair market value individually or in the aggregate of $75,000,000 or more, any asset or assets, stock or other evidence of beneficial owner-ship, real or personal, tangible or intangible (other than inventory or accounts receivable acquired in the ordinary course of business, Cash or Cash Equiva-lents)."

1.5.  Amendments to the Schedules of the Credit
Agreement

The Lenders' Revolving Loan Commitments shall be amended to be those set forth on Schedule 2.1 attached hereto and, in this regard, Schedule 2.1 shall be amended by deleting it in its entirety and replacing it with the new schedule at-tached hereto.

SECTION TWO - REPRESENTATIONS AND WARRANTIES.

The Company hereby confirms, reaffirms and restates the representations and warranties made by it in Section 8 of the Credit Agreement, as amended hereby, and all such represen-tations and warranties are true and correct in all material re-spects as of the date hereof except such representations and warranties need not be true and correct to the extent that changes in the facts and conditions on which such representa-tions and warranties are based are required or permitted under the Credit Agreement or such changes arise out of events not prohibited by the covenants set forth in Sections 5 and 6 of the Credit Agreement. The Company further represents and war-rants (which representations and warranties shall survive the execution and delivery hereof) to the Agent and each Lender that:

(a) The Company and the German Borrower each has the corporate power, authority and legal right to execute, deliver and perform this Amendment and has taken all corporate actions necessary to authorize the execution, delivery and performance of this Amendment;

(b) No consent of any person other than all of the Lenders, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment;

(c) This Amendment has been duly executed and deliv-ered on behalf of each of the Company and the German Borrower by a duly authorized officer or attorney-in-fact of the Company and the German Borrower, as the case may be, and constitutes a legal, valid and binding obligation of the Company and the Ger-man Borrower, as the case may be, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditor's rights gener-ally or by equitable principles relating to enforceability; and

(d) The execution, delivery and performance of this Amendment will not violate (i) any provision of law applicable to the Company or the German Borrower or (ii) contractual obli-gation of either the Company or the German Borrower, except in the case of clause (i) or (ii), such violations that would not have, singly or in the aggregate, a Material Adverse Effect.

SECTION THREE - CONDITIONS PRECEDENT.

Upon the fulfillment of the following conditions, the amendments contemplated by this Amendment shall become effec-tive as of the Amendment Effective Date:

(a) The Company shall have delivered to the Lenders a certificate of the Secretary of the Company, dated the Amend-ment Effective Date and attaching resolutions of its Board of Directors in form and substance satisfactory to the Agent ap-proving and authorizing the execution, delivery and performance of this Amendment, signature and incumbency certificates and such other documents that the Agent may reasonably request.

(b) The Lenders shall have received from the Company new promissory notes (the "New Promissory Notes"), each duly executed and delivered by the Company substantially in the form of Exhibit A hereto, dated the Amendment Effective Date, with blanks appropriately completed in conformity herewith and in conformity with the Credit Agreement, such New Promissory Notes representing the total Obligations of the Company pursuant to the Credit Agreement as of the Amendment Effective Date.

SECTION FOUR - MISCELLANEOUS.

(a)  Except as herein expressly amended, the Credit
Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, except as other-wise provided herein, are ratified and confirmed in all re-spects and shall remain in full force and effect in accordance with their respective terms.

(b) All references to the Credit Agreement shall mean the Credit Agreement as amended as of the Amendment Effec-tive Date, and as the same may at any time be amended, amended and restated, supplemented or otherwise modified from time to time and as in effect.

(c) This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

(d)  THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED
AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

(e) This Amendment shall not constitute a consent or waiver to or modification of any other provision, term or con-dition of the Credit Agreement. All terms, provisions, cove-nants, representations, warranties, agreements and conditions contained in the Credit Agreement, as amended hereby, shall re-main in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CINCINNATI MILACRON INC.
By:
     Name:   Kenneth W. Mueller
     Title:  Treasurer

CINCINNATI MILACRON
  KUNSTSTOFFMASCHINEN EUROPA GmbH
By:
     Name:  Kenneth W. Mueller
     On the basis of power of
     attorney dated as of
     December 22, 1994

BANKERS TRUST COMPANY, as a
  Lender and as Agent
By:
     Name:
     Title:

COMERICA BANK,
as a Lender
By:
     Name:
     Title:

CREDIT LYONNAIS CHICAGO
  BRANCH, as a Lender
By:
     Name:
     Title:


KEYBANK NATIONAL ASSOCIATION,
  as a Lender
By:
     Name:
     Title:

MORGAN GUARANTY TRUST COMPANY OF
  NEW YORK, as a Lender
By:
     Name:
     Title

NATIONSBANK N.A., as a Lender
By:
     Name:
     Title:

PNC BANK, National Association,
as a Lender
By:
     Name:
     Title:

NBD BANK, N.A., as a Lender
By:
     Name:
     Title:

STAR BANK, N.A., as a Lender
By:
     Name:
     Title:

                                Schedule 2.1
                                to Amend. No. 5

Lenders' Revolving Loan Commitment and Pro Rata Share

                                   Revolving
Lender                       Loan Commitment     Pro Rata Share

Bankers Trust Company           $28,846,155       11.5384620%

Comerica Bank                    28,846,155       11.5384620%

Credit Lyonnais                  28,846,155       11.5384620%
  Chicago Branch

KeyBank National                 28,846,155       11.5384260%
  Association

Morgan Guaranty Trust            28,846,155       11.5384260%
  Company of New York

NationsBank, N.A.                28,846,155       11.5384260%

NBD Bank, N.A.                   28,846,155       11.5384260%

PNC Bank, Ohio, N.A.             28,846,155       11.5384260%

Star Bank, N.A.                  19,230,760        7.692304%

                               $250,000,000          100%

                                                  Exhibit A to the
                                                  Amendment No. 5

                     FORM OF DOLLAR REVOLVING NOTE
                                                 New York, New York
                                                 ____________, 199_

FOR VALUE RECEIVED, Cincinnati Milacron, Inc., a
Delaware corporation (the "Borrower"), hereby promises to pay [to the order of] ___________________ [or its registered as-signs] (the "Lender"), in lawful money of the United States in immediately available funds, at the appropriate Payment Office (as defined in the Credit Agreement referred to below) of Bank-ers Trust Company on the Final Maturity Date (as defined in the Credit Agreement) the principal sum of ___________________ DOLLARS ($________________) or, if less, the then unpaid prin-cipal amount of all Dollar Revolving Loans (as defined in the Credit Agreement) made by the Lender pursuant to the Credit Agreement.

The Borrower promises also to pay interest on the un-paid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times pro-vided in Section 2.8 of the Credit Agreement.

This Note is one of the Dollar Revolving Notes re-ferred to in the Amended and Restated Revolving Credit Agree-ment, dated as of December 31, 1994 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Cincinnati Mila-cron Kunststoffmaschinen Europa GmbH, a German corporation, the Lenders listed on Schedule 2.1 thereto and Bankers Trust Com-pany, as Agent, and is entitled to the benefits thereof and of the other Loan Documents (as defined in the Credit Agreement). This Note is subject to voluntary prepayment and mandatory re-payment prior to the Final Maturity Date, in whole or in part, as provided in the Credit Agreement.

If an Event of Default (as defined in the Credit
Agreement) shall occur and be continuing, the principal and ac-crued interest on this Note may be declared to be due and pay-able in the manner and with the effect provided in the Credit
Agreement.

The Borrower hereby waives presentment, demand, pro-test or notice of any kind in connection with this Note.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND
BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK
WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                                CINCINNATI MILACRON, INC.

                                By:
                                     Title: